                                                                    Exhibit 99.2

                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                  FIRST QUARTER
                                      2004

NET PRODUCT SALES DETAIL (MILLIONS OF DOLLARS)


                                                     1Q '04 vs. 1Q '03
                            ---------------------------------------------------------------
                             TOTAL    TOTAL         U.S.     U.S.       FOREIGN      FOREIGN
PRODUCT                      % CHG     $ MM        % CHG     $ MM        % CHG        $ MM
-------                     ------    ------      ------    ------      -------      -------
AGGRASTAT                       -2%   $   22         N/M        --          14%      $   22
ARCOXIA                          *        30          --        --           *           30
CANCIDAS                        89%       88          84%       49          95%          39
COZAAR / HYZAAR                 -1%      629         -24%      216          19%         413
CRIXIVAN / STOCRIN             -23%       64         -84%        6          30%          58
EMEND                            *         6           *         6           *            0
FOSAMAX                         -4%      759         -22%      442          39%         317
INVANZ                           *        12          77%        8           *            3
MAXALT                         -29%       56         -49%       30          31%          26
PRIMAXIN                        -8%      150         -53%       29          19%         121
PROPECIA                        -4%       63         -20%       29          15%          34
PROSCAR                         34%      175          48%       84          23%          91
SINGULAIR                       34%      623          28%      427          48%         196
TIMOPTIC / TIMOPTIC XE           6%       37           *         2           2%          35
TRUSOPT / COSOPT                25%      131          18%       52          30%          79
VASOTEC / VASERETIC              3%      173         N/M        --           0%         173
VIOXX                           30%      661          28%      386          32%         275
ZOCOR                           10%    1,296          41%      900         -26%         396
HEPATITIS VACCINES              -8%       60          -5%       52         -25%           8
VIRAL VACCINES                   0%      117          -3%      106          38%          11
OTHER VACCINES                 -12%       52         -15%       39          -1%          12

* > 100%
N/M - Not Meaningful

TOTAL SALES: VOLUME, PRICE, EXCHANGE



                                1Q '04   % CHG.     VOL     PX       FX
                                ------   ------   ------  ------   ------
TOTAL PHARMACEUTICAL SALES      $5,631        1%      -5       1        5
                                ------   ------   ------  ------   ------
U.S. ($ MM)                      3,255       -5%      -9       3        0
Foreign ($ MM)                   2,376       12%       1      -2       13

                                                                    Exhibit 99.2

                                MERCK & CO., INC.
                           OTHER FINANCIAL DISCLOSURES
                                  FIRST QUARTER
                                      2004

===============================================================================
OTHER (INCOME)/EXPENSE, NET FROM CONTINUING OPERATIONS (MILLIONS OF DOLLARS)

                                  1Q '04       1Q '03
                                 --------     --------
INTEREST INCOME                  $  (65.7)    $  (87.4)
INTEREST EXPENSE                     72.8         95.2
EXCHANGE (GAINS)/LOSSES              (7.8)        (7.1)
MINORITY INTERESTS                   39.6         51.8
AMORTIZATION OF INTANGIBLES          37.3         31.3
Other, net                         (317.0)       (36.0)
                                 --------     --------
TOTAL                            $ (240.9)    $   47.8

===============================================================================
JOINT VENTURE SALES DETAIL (MILLIONS OF DOLLARS)

All sales reported here are end-market JV sales, presented on a "NET" basis.

MERIAL                                    1Q '04    1Q '03
                                          ------    ------
IVOMEC, HEARTGARD, other avermectins      $   94    $   97
FRONTLINE                                    161       132
Biologicals                                  113       103
Other Animal Health                           51        47
Poultry Breeding                              35        38
                                          ------    ------
TOTAL MERIAL SALES                        $  454    $  417

AVENTIS PASTEUR-MSD                       1Q '04    1Q '03
                                          ------    ------
HEPATITIS VACCINES                        $   20    $   19
VIRAL VACCINES                                13        11
Other Vaccines                               120        90
                                          ------    ------
TOTAL AP-MSD SALES                        $  153    $  120


MERCK / SCHERING-PLOUGH COLLABORATION     1Q '04    1Q '03
                                          ------    ------
ZETIA (Worldwide)                         $  190    $   46
TOTAL                                     $  190    $   46

===============================================================================